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                         The Gabelli Equity Income Fund

                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434
                   TELEPHONE: 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM

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PROSPECTUS                                                     DECEMBER 21, 1998

     The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). The Fund is a no-load open-end, diversified, management investment company whose investment objective is to seek a high level of total return on its assets with an emphasis on income. The Fund seeks to achieve its investment objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities.

     Shares of the Fund may be purchased without a sales load at net asset value. The minimum initial investment is $1,000. The Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.

                         ------------------------------

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated December 21, 1998 (the "Additional Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference along with other materials on the SEC Internet website (http://www.sec.gov) and is incorporated by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.

     Shares of the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, The Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve risk, including the possible loss of principal.

                         ------------------------------

                       This Prospectus should be retained
                       by investors for future reference.
                         ------------------------------

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on Purchases...................    None
Maximum Sales Charge Imposed on Reinvested Dividends........    None
Deferred Sales Charge.......................................    None
Redemption Fees.............................................    None
Exchange Fees...............................................    None
Annual Fund Operating Expenses (as a percentage of average
  net assets):
  Management Fees...........................................    1.00%
  12b-1 Expenses (a)........................................     .25%
  Other Expenses (b)........................................     .40%
                                                                ----
Total Operating Expenses....................................    1.65%
                                                                ====

---------------

(a) See "Distribution Plan."

(b) Such expenses include custodian and transfer agency fees and other customary Fund expenses.

Example:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming a 5% annual return at the end of
  each period............................................   $17        $52        $90        $195

     The amounts listed in this example should not be considered as representative of future expenses since actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

     The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear.

     Management's Discussion and Analysis of the Fund's performance during the fiscal year ended September 30, 1998 is included in the Fund's Annual Report to Shareholders dated September 30, 1998. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS

     The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information: Selected data for a share of capital stock outstanding throughout each period ended September 30:


                                           1998       1997       1996       1995       1994       1993       1992+
                                          -------    -------    -------    -------    -------    -------    -------
OPERATING PERFORMANCE:
  Net asset value, beginning of
    period..............................  $ 17.39    $ 13.81    $ 12.65    $ 11.54    $ 12.15    $ 10.40    $ 10.00
                                          -------    -------    -------    -------    -------    -------    -------
  Net investment income.................     0.22       0.22       0.28       0.29       0.30       0.29       0.21
  Net realized and unrealized gain on
    investments.........................     0.29       4.28       1.76       1.77       0.08       1.81       0.37
                                          -------    -------    -------    -------    -------    -------    -------
  Total from investment operations......     0.51       4.50       2.04       2.06       0.38       2.10       0.58
                                          -------    -------    -------    -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.................    (0.26)     (0.22)     (0.28)     (0.29)     (0.31)     (0.29)     (0.18)
  In excess of net investment income....       --         --      (0.01)        --         --         --         --
  Net realized gain on investments......    (1.67)     (0.70)     (0.59)     (0.66)     (0.68)     (0.06)        --
                                          -------    -------    -------    -------    -------    -------    -------
  Total Distributions...................    (1.93)     (0.92)     (0.88)     (0.95)     (0.99)     (0.35)     (0.18)
                                          -------    -------    -------    -------    -------    -------    -------
  Net asset value, end of period........  $ 15.97    $ 17.39    $ 13.81    $ 12.65    $ 11.54    $ 12.15    $ 10.40
                                          =======    =======    =======    =======    =======    =======    =======
  Total Return (a)......................     3.00%     34.00%     16.65%     19.24%      3.30%     20.50%      5.80%
                                          =======    =======    =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000s)...  $79,669    $73,730    $57,006    $54,806    $50,191    $54,585    $44,940
  Ratio of net investment income to
    average net assets..................     1.27%      1.42%      1.99%      2.50%      2.58%      2.62%      2.65%*
  Ratio of operating expenses to average
    net assets..........................     1.64%      1.78%      1.93%      1.83%      1.81%      1.78%      1.93%*
  Portfolio turnover rate...............       35%        43%        20%        30%        20%        76%        22%


---------------

 * Annualized

 + For the period January 2, 1992 (commencement of operations) through September
   30, 1992.

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

           INVESTMENT OBJECTIVE AND POLICIES AND RELATED RISK FACTORS

     The Fund's investment objective is to seek a high level of total return on its assets with an emphasis on income, through a combination of capital appreciation and current income by investing primarily in income producing equity securities including securities convertible into common stock. The Adviser will look for such securities that have a better yield than the average of the Standard & Poor's 500 Stock Index, as well as capital gains potential. Although the Fund may also invest in any type of debt instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in income producing equity securities (which include common stocks, preferred stocks and securities convertible into or exchangeable for common and preferred stock). Risks inherent in the Fund's investment objective and policies are discussed below.

EQUITY SECURITIES

     Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

     The Adviser believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

     Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service ("Moody's") and not considered by the Adviser to be of similar quality.

     The Fund may invest up to 35% of its assets in convertible and nonconvertible fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of comparable quality in the judgment of the Adviser. Securities which are not investment grade are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to in the financial press as "junk bonds." For further information regarding lower rated securities and the risks associated therewith, see "Other Investment

Techniques" in the Additional Statement and the Description of Corporate Bond, Corporate Debt and Preferred Stock Ratings attached thereto as an Appendix.

NONCONVERTIBLE DEBT SECURITIES

     Under normal market conditions, the Fund may invest up to 35% of its assets in fixed income securities which are not convertible or exchangeable for common stock. These securities include preferred stocks, bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. See "Equity Securities" for a discussion of credit considerations. Preferred stocks are subject to the same types of risks as debt instruments.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

     Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     For temporary defensive purposes the Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high quality money market instruments.

              OTHER INVESTMENT TECHNIQUES AND RELATED RISK FACTORS

FOREIGN SECURITIES

     The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     The expected introduction of a single currency, the Euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Fund.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

     Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

CORPORATE REORGANIZATIONS

     Subject to the Fund's policy of investing at least 65% of its assets in income producing equity securities, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Other Investment Techniques" in the Additional Statement.

OPTIONS AND FUTURES

     The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

     A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

     If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission the Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS

     The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. See "When Issued, Delayed Delivery Securities and Forward Commitments" in the Additional Statement.

SHORT SALES

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

     To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily,
(2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

     The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

PORTFOLIO TURNOVER

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover is expected to be less than 100%.

     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                             MANAGEMENT OF THE FUND

     The Fund's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Distributor, the Adviser and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities and the exercise of all voting and other rights appertaining thereto; provides facilities and personnel required for the Fund's administrative management; supervises the performance of administrative and professional services provided by others; and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. Mr. Mario J. Gabelli -- Portfolio Manager, will be primarily responsible for the day-to-day management of the Gabelli Equity Income Fund. Mr. Gabelli is Chairman, Chief Investment Officer and a Director of the Adviser. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. The Adviser is located at One Corporate Center, Rye, New York 10580-1434.

     The Adviser was formed in 1980 and as of October 31, 1998 acts as investment adviser to the following funds with aggregate assets in excess of $7.5 billion:


                                                               NET ASSETS
OPEN-END FUNDS:                                                 10/31/98
---------------                                               -------------
                                                              (IN MILLIONS)
Gabelli Asset Fund..........................................     $1,473
Gabelli Growth Fund.........................................      1,572
Gabelli Gold Fund, Inc......................................         13
Gabelli Value Fund Inc......................................        720
Gabelli Small Cap Growth Fund...............................        298
Gabelli Equity Income Fund..................................         84
Gabelli U.S. Treasury Money Market Fund.....................        390
Gabelli ABC Fund............................................         32
Gabelli Global Telecommunications Fund......................        154


Gabelli Global Interactive Couch Potato(R) Fund.............         64
Gabelli Global Convertible Securities Fund..................          7
Gabelli Global Opportunity Fund.............................          5
Gabelli International Growth Fund, Inc......................         25
Gabelli Capital Asset Fund..................................        141
CLOSED-END FUNDS:
-----------------
Gabelli Convertible Securities Fund, Inc....................        118
Gabelli Equity Trust Inc....................................      1,279
Gabelli Global Multimedia Trust Inc.........................        149


     Gabelli & Company, Inc., the Distributor of each open-end fund's respective shares, is an indirect majority owned subsidiary of the Adviser. GAMCO Investors, Inc, ("GAMCO"), a wholly owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of September 30, 1998, GAMCO had aggregate assets in excess of $6.7 billion under its management. Gabelli Advisers, Inc. is an affiliated Investment Adviser to The Gabelli Westwood Funds with aggregate assets in excess of $360 million. Gabelli Fixed Income LLC is an affiliated Investment Adviser to The Treasurer's Fund, Inc. And separate accounts with aggregate assets in excess of $1.2 billion. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.

     In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditors' services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and dividend paying agent) and any other persons hired by the Fund, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expense of the Fund's distribution plan adopted under Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The Additional Statement contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, and administrative provisions.

SUB-ADMINISTRATOR

     The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services, Inc. ("BISYS" or the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Sub-Administrator's services do not include the investment advisory and portfolio management services of the Adviser. For the services and the related expenses borne by BISYS, the Adviser pays it a prorated monthly fee at the annual rate of .0625% of the average net assets (with a minimum annual fee of $30,000 per portfolio) on the first $350 million of all the funds advised by the Adviser and affiliates and administered by BISYS; .0425% of any assets above $350 million and .0225% of any assets above $700 million which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice. BISYS has its principal office at 3435 Stelzer Rd., Columbus, Ohio 43219.

                               DISTRIBUTION PLAN

     The Board of Directors of the Fund has approved as being in the best interests of the Fund and its shareholders a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, of .25% of the Fund's average daily net assets.

     Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

     The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940 which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approves all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For the fiscal year ended September 30, 1998, the Fund incurred distribution costs of $205,801 or 0.25% of average net assets under the Plan. Long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                               PURCHASE OF SHARES

     Shares of the Fund are currently offered without a sales charge. The minimum initial investment is $1,000. There is no minimum for subsequent investments. Shares of the Fund are sold at the net asset value per share next determined after receipt of an order by the Fund's Distributor or Transfer Agent in proper form with accompanying check or bank wire payment arrangements satisfactory to the Fund. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

     Shares of the Fund may be purchased through registered broker-dealers. Such broker-dealers may charge the investor a fee for their services. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.

     Prospectuses, sales material and applications may be obtained from the Distributor. The Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund. The net asset value per share of the Fund is determined as of the close of the regular session of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. eastern time, on each day that trading is conducted on the NYSE by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of the Fund. See "Determination of Net Asset Value" in the Additional Statement.

MAIL

     To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Equity Income Fund" to:

                               THE GABELLI FUNDS
                                 P.O. BOX 8308
                             BOSTON, MA 02266-8308

     Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

     Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. The Fund reserves the right to reject purchases by check made payable to someone other than the Fund.

BANK WIRE

     To initially purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                      State Street Bank and Trust Company

                               ABA # 011-0000-28 REF DDA # 9904-6187

                               Attn: Shareholder Services
                               Re: The Gabelli Equity Income Fund
                               A/C #

-------------------------------------------------------------------------
                               Account of (Registered Owner)
                               225 Franklin Street, Boston, MA
02110

     For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

PERSONAL DELIVERY

     Deliver a check made payable to "The Gabelli Equity Income Fund" along with a completed subscription order form to:

                               THE GABELLI FUNDS
                          The BFDS Building, 6th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171

TELEPHONE INVESTMENT PLAN

     You may purchase additional shares of the Fund by telephone through the Automated Clearing-house (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved investment plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI

(422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen
(15) days following the purchase date.

AUTOMATIC INVESTMENT PLAN

     The Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an Automatic Investment Plan.

SYSTEMATIC WITHDRAWAL PLAN

     The Fund offers a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

OTHER INVESTORS

     No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.

                              REDEMPTION OF SHARES

     Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Redemption requests received after the time as of which the Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem Fund shares through certain registered broker-dealers, who have made arrangements with the Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

     Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

     The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

     To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

TELEPHONE REDEMPTION BY CHECK

     The Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven
(7) days.

BY BANK WIRE

     The Fund accepts telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

     Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be entered for the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously charged by the Distributor.

     The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.

                                RETIREMENT PLANS

     The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

     Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $4,000 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Beginning January 1, 1998, investors satisfying statutory income level requirements may make non-deductible contributions up to $2,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. New for 1998, the Fund also makes available Education IRAs. Education IRAs permit eligible individuals to contribute up to $500 per year per beneficiary under 18 years old. The minimum initial investment for an education IRA is $250. Distributions from an education IRA are generally excluded from income when used for qualified higher education expenses.

     Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund currently intends to pay dividends quarterly and capital gains distributions, if any, on an annual basis. Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

     The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Code and thus is not subject to Federal income tax on that portion of its net investment income and realized capital gain that it pays out to its shareholders. Failure to qualify would result in the Fund being subject to Federal income tax on its taxable income and gains.

     A redemption of shares will generally result in the recognition of gain or loss for income tax purposes equal to the difference between the proceeds of the redemption and the shareholder's basis in the shares redeemed.

     Dividends from net investment income and distributions from realized short-term capital gains are taxable to the recipient shareholders as ordinary income, whether paid in cash or in additional Fund shares. In the case of corporate shareholders, the portion of the Fund's distributions attributable to dividends received by the Fund on its investments in common or preferred stock may be eligible for the dividends received deduction as long as certain requirements are satisfied by the shareholder. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Shareholders will be advised as to what portion of capital gains are to be treated as "long-term" rate gain with respect to the maximum tax rate for such gains (10% for noncorporate shareholders who are subject to the 15% marginal tax bracket for ordinary income). Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

     There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

     The Fund sends semi-annual and audited annual reports to all of its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

     The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

SHAREHOLDER APPROVAL

     Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Investment Company Act of 1940 requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Fund or the Corporation at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

PERFORMANCE INFORMATION

     The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

INDEPENDENT AUDITORS

     Ernst & Young LLP has been appointed independent auditors for the Fund, and is located at 787 Seventh Ave., New York, NY 10019.

INFORMATION FOR SHAREHOLDERS

     All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554) or through the internet at http://www.gabelli.com.

     Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Fund has been informed that the Adviser and the Fund's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Adviser and the Fund's other service providers for services critical to the Fund's operations will not be completed by December 31, 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Fund or its service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors.

     Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Fund at this time, there may be costs or consequences having a material adverse impact on the Fund, its service providers and/or your account records. The Fund and the Adviser will continue to monitor developments relating to this issue.

     Upon request, Gabelli and Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

     This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or its Distributor.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Table of Fees and Expenses............    2
Financial Highlights..................    3
Investment Objective and Policies and
  Related Risk Factors................    3
Other Investment Techniques and
  Related Risk Factors................    5
Management of the Fund................    9
Distribution Plan.....................   11
Purchase of Shares....................   12
Redemption of Shares..................   14
Retirement Plans......................   16
Dividends, Distributions and Taxes....   16
General Information...................   17

No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof.


------------------------------------------------------


      The
      Gabelli
      Equity
      Income
      Fund
                                   PROSPECTUS
                               DECEMBER 21, 1998
                              GABELLI FUNDS, INC.
                               INVESTMENT ADVISER

                            GABELLI & COMPANY, INC.
                                  DISTRIBUTOR
             ------------------------------------------------------

--------------------------------------------------------------------------------
                       The Gabelli Small Cap Growth Fund

                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1434
                   TELEPHONE: 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS                                                     DECEMBER 21, 1998

     The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). The Fund is a no-load open-end, diversified, management investment company whose investment objective is to seek a high level of capital appreciation on its assets. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of smaller companies (those with market values at the time of investment of less than $500 million) which the Fund's investment adviser believes are likely to have rapid growth in revenue and/or earnings and potential for above average capital appreciation.

     Shares of the Fund may be purchased without a sales load at net asset value. The minimum initial investment is $1,000. Additionally, accounts establishing an Automatic Investment Plan do not require any minimum initial investment (see "Purchase of Shares"). The Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.
                         ------------------------------

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated December 21, 1998 (the "Additional Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference along with other materials on the SEC Internet website (http://www.sec.gov) and is incorporated by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.

     Shares of the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other government agency and involve risk, including the possible loss of principal.
                         ------------------------------

                       This Prospectus should be retained
                       by investors for future reference.
                         ------------------------------
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on Purchases...................                                  None
Maximum Sales Charge Imposed on Reinvested Dividends........                                  None
Deferred Sales Charge.......................................                                  None
Redemption Fees.............................................                                  None
Exchange Fees...............................................                                  None
Annual Fund Operating Expenses (as a percentage of average
  net assets):
  Management Fees...........................................                                  1.00%
  12b-1 Expenses (a)........................................                                   .25%
  Other Expenses (b)........................................                                   .28%
                                                                                              ----
Total Fund Operating Expenses...............................                                  1.53%
                                                                                              ====

---------------

 (a) See "Distribution Plan."

 (b) Such expenses include custodian and transfer agency fees and other customary Fund expenses.

Example:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return at the end of each period.....   $16       $48       $83       $182

     The amounts listed in this example should not be considered as representative of future expenses since actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

     The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear.

     Management's Discussion and Analysis of the Fund's performance during the fiscal year ended September 30, 1998 is included in the Fund's Annual Report to Shareholders dated September 30, 1998. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS

     The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information: Selected data for a share of capital stock outstanding throughout each period ended September 30:


                                            1998       1997       1996       1995       1994       1993      1992+
                                            ----       ----       ----       ----       ----       ----      -----
OPERATING PERFORMANCE:
  Net asset value, beginning of
    period..............................  $  25.42   $  20.02   $  19.34   $  17.24   $  16.90   $  13.10   $ 10.00
                                          --------   --------   --------   --------   --------   --------   -------
  Net investment income (loss)..........     (0.03)     (0.07)     (0.09)     (0.04)     (0.05)      0.01      0.04
  Net realized and unrealized gain
    (loss) on investments...............     (2.99)      7.70       2.11       3.17       0.81       3.98      3.14
                                          --------   --------   --------   --------   --------   --------   -------
Total from investment operations........     (3.02)      7.63       2.02       3.13       0.76       3.99      3.18
                                          --------   --------   --------   --------   --------   --------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.................        --         --         --         --         --      (0.03)    (0.01)
  Net realized gains on investments.....     (3.59)     (2.23)     (1.34)     (1.03)     (0.42)     (0.16)    (0.07)
                                          --------   --------   --------   --------   --------   --------   -------
  Total Distributions...................     (3.59)     (2.23)     (1.34)     (1.03)     (0.42)     (0.19)    (0.08)
                                          --------   --------   --------   --------   --------   --------   -------
  Net Asset Value, End of Period........  $  18.81   $  25.42   $  20.02   $  19.34   $  17.24   $  16.90   $ 13.10
                                          ========   ========   ========   ========   ========   ========   =======
  Total Return (a)......................    (13.50%)    42.20%     11.01%     19.47%      4.48%     30.65%    31.86%
                                          ========   ========   ========   ========   ========   ========   =======
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in 000s)...  $277,820   $296,519   $223,239   $231,156   $205,699   $204,617   $94,864
  Ratio of net investment (loss) to
    average net assets..................     (0.14%)    (0.36%)    (0.42%)    (0.24%)    (0.28%)     0.03%     0.32%*
  Ratio of operating expenses to average
    net assets..........................      1.44%      1.62%(b)     1.58%     1.54%     1.54%      1.64%     1.97%*
  Portfolio turnover rate...............        20%        14%        11%        17%        19%        14%       16%


---------------

 * Annualized

 + For the period October 22, 1991 (commencement of operations) through
   September 30, 1992.

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(b) The Fund incurred interest expense during the year ended September 30, 1997. Excluding interest expense, the operating expense ratio would have been 1.52%.

           INVESTMENT OBJECTIVE AND POLICIES AND RELATED RISK FACTORS

     The Fund's investment objective is to seek a high level of capital appreciation on its assets by investing primarily in the equity securities of smaller companies (those with total market values at the time of investment of less than $500 million) which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation. Although the Fund may also invest in any type of fixed income instrument and may use various hedging techniques, under normal market conditions the Fund will invest at least 65% of its total assets in the equity securities of smaller growth companies (as defined above). Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Risks inherent in the Fund's investment objective and policies are discussed below.

EQUITY SECURITIES

     Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior debt included on the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

     Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies usually have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.

     On the other hand, higher market risks are often associated with smaller growth companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

     The Adviser believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of smaller growth companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Although the Adviser believes that capital appreciation opportunities may be found in these securities, it does not expect them to constitute a major portion of the Fund's portfolio. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below. There is no minimum credit rating for these securities in which the Fund may invest.

NONCONVERTIBLE DEBT SECURITIES

     Under normal market conditions, the Fund may invest up to 35% of its total assets in nonconvertible debt securities. These securities include bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. Fixed income securities rated, at the time of investment, less than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service ("Moody's") or which are unrated but of comparable quality in the judgment of the Adviser, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. For further information regarding lower rated securities, which are often known as "junk bonds", and the risks associated therewith, see "Other Investment Techniques" and the Description of Corporate Bond, Corporate Debt and Preferred Stock Ratings attached in the Additional Statement as an Appendix.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

     Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     For temporary defensive purposes the Fund may invest up to 100% of its assets in fixed income securities of high quality money market instruments.

              OTHER INVESTMENT TECHNIQUES AND RELATED RISK FACTORS

FOREIGN SECURITIES

     The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     The expected introduction of a single currency, the Euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Fund.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

CORPORATE REORGANIZATIONS

     Subject to the Fund's policy of investing at least 65% of its total assets in equity securities of smaller companies, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Other Investment Techniques" in the Additional Statement.

OPTIONS AND FUTURES

     The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

     A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

     If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Fund is limited to an investment not in excess of 5% of its total assets.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in other investment companies (not more than 5% of the Fund's total assets may be invested in any one investment company and the Fund may not invest in more than 3% of the voting securities of any one investment company).

WARRANTS AND RIGHTS

     The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time.

UNSEASONED COMPANIES

     The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and more volatile pricing attributes, the Fund will not invest more than 10% of the Fund's assets (at the time of purchase) in equity securities of non-investment companies (including predecessors) that have operated less than three years.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

SHORT SALES

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified

Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

     To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily,
(2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

     The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

PORTFOLIO TURNOVER

     The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover is expected to be less than 100%.

     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                             MANAGEMENT OF THE FUND

     The Fund's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of Gabelli & Company, Inc. (the "Distributor"), the Adviser and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities and the exercise of all voting and other rights appertaining thereto; provides facilities and personnel required for the Fund's administrative management; supervises the performance of administrative and professional services provided by others, and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. Mr. Mario J. Gabelli -- Portfolio Manager, will be primarily responsible for the day-to-day management of The Gabelli Small Cap Growth Fund. Mr. Gabelli is Chairman, Chief Investment Officer and a Director of the Adviser. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. The Adviser is located at One Corporate Center, Rye, New York 10580-1434.

     The Adviser was formed in 1980 and as of October 31, 1998 acts as investment adviser to the following funds with aggregate assets in excess of $7.5 billion:


                                                               NET ASSETS
OPEN-END FUNDS:                                                 10/31/98
---------------                                               -------------
                                                              (IN MILLIONS)
Gabelli Asset Fund..........................................     $1,473
Gabelli Growth Fund.........................................      1,572
Gabelli Gold Fund, Inc......................................         13
Gabelli Value Fund Inc......................................        720
Gabelli Small Cap Growth Fund...............................        298
Gabelli Equity Income Fund..................................         84
Gabelli U.S. Treasury Money Market Fund.....................        390
Gabelli ABC Fund............................................         32
Gabelli Global Telecommunications Fund......................        154


Gabelli Global Interactive Couch Potato(R) Fund.............         64
Gabelli Global Convertible Securities Fund..................          7
Gabelli Global Opportunity Fund.............................          5
Gabelli International Growth Fund, Inc......................         25
Gabelli Capital Asset Fund..................................        141

CLOSED-END FUNDS:
-----------------
Gabelli Convertible Securities Fund, Inc....................        118
Gabelli Equity Trust Inc....................................      1,279
Gabelli Global Multimedia Trust Inc.........................        149


     Gabelli & Company, Inc., the Distributor of each open-end fund's respective shares, is an indirect majority owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of September 30, 1998, GAMCO had aggregate assets in excess of $6.7 billion under its management. Gabelli Advisers, Inc. is an affiliated Investment Adviser to The Gabelli Westwood Funds with aggregate assets in excess of $360 million. Gabelli Fixed Income LLC is an affiliated Investment Adviser to The Treasurer's Fund, Inc. and separate accounts with aggregate assets in excess of $1.2 billion. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.

     In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and dividend paying agent), and any persons hired by the Fund, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expense of the Fund's distribution plan adopted under Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

SUB-ADMINISTRATOR

     The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services, Inc. ("BISYS" or the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Sub-Administrator's services do not include the investment advisory and portfolio management services provided by the Adviser. For the services and related expenses borne by BISYS, the Adviser pays it a prorated monthly fee at the annual rate of .0625% of the average net assets of all the funds advised by such Adviser, (with a minimum annual fee of $30,000 per portfolio) on the first $350 million of funds advised by the Adviser and administered by BISYS and .0425% of any net assets above $350 million, and
 .0225% of any assets above $700 million, which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice. BISYS has its office at 3435 Stelzer Road, Columbus, Ohio 43219.

                               DISTRIBUTION PLAN

     The Board of Directors of the Fund has approved as being in the best interests of the Fund and its shareholders a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate of .25% of the Fund's average daily net assets.

     Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the

Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

     The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approves all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For the fiscal year ended September 30, 1998, the Fund incurred distribution costs payable to the Adviser, of $805,996 or 0.25% of average net assets, under the Plan. Long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                               PURCHASE OF SHARES

     Shares of the Fund are sold at the net asset value per share next determined after receipt of an order by the Fund's Distributor or Transfer Agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Fund. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children require only $1,000. There is no minimum for subsequent investments. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

     Shares of the Fund may be purchased through registered broker-dealers. Certain broker-dealers may charge the investor a fee for their services. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.

     Prospectuses, sales material and applications may be obtained from the Distributor. The Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund. The net asset value per share of the Fund is determined as of the close of the regular session of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m., eastern time, on each day that trading is conducted on the NYSE by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of the Fund. See "Determination of Net Asset Value" in the Additional Statement.

MAIL

     To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Small Cap Growth Fund" to:

                               THE GABELLI FUNDS
                                 P.O. BOX 8308
                             BOSTON, MA 02266-8308

     Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

     Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. The Fund reserves the right to reject purchases by check made payable to someone other than the Fund.

BANK WIRE

     To initially purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                      State Street Bank and Trust Company

                               ABA #011-0000-28 REF DDA #9904-6187

                               Attn: Shareholder Services

                               Re: The Gabelli Small Cap Growth Fund

                               A/C #

-------------------------------------------------------------------------
                               Account of (Registered Owner)
                               225 Franklin Street, Boston, MA
02110

     For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

PERSONAL DELIVERY

     Deliver a check made payable to "The Gabelli Small Cap Fund" along with a completed subscription order form to:

                               THE GABELLI FUNDS
                          The BFDS Building, 6th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171

TELEPHONE INVESTMENT PLAN

     You may purchase additional shares of the Fund by telephone through the Automated Clearing-house (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved investment plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

AUTOMATIC INVESTMENT PLAN

     The Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an Automatic Investment Plan.

SYSTEMATIC WITHDRAWAL PLAN

     The Fund offers a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

OTHER INVESTORS

     No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

                              REDEMPTION OF SHARES

     Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Redemption requests received after the time as of which the Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1933, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem Fund shares through certain registered broker-dealers, who have made arrangements with the Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

     Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

     If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

     The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

     To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

TELEPHONE REDEMPTION BY CHECK

     The Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven
(7) days.

BY BANK WIRE

     The Fund accepts telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

     Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be entered for the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously charged by the Distributor.

     The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.

                                RETIREMENT PLANS

     The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

     Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $4,000 to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Beginning January 1, 1998, investors satisfying statutory income level requirements may make non-deductible contributions up to $2,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. New for 1998, the Fund also makes available education IRAs. Education IRAs permit eligible individuals to contribute up to $500 per year per beneficiary under 18 years old. The minimum initial investment to an Education IRA is $250. Distributions from an education IRA are generally excluded from income when used for qualified higher education expenses.

     Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


     The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Code and thus is not subject to Federal income tax on that portion of its net investment income and realized capital gain that it pays out to its shareholders. Failure to qualify would result in the Fund being subject to Federal income tax on its taxable income and gains.


     A redemption of shares will generally result in the recognition of gain or loss for income tax purposes equal to the difference between the proceeds of the redemption and the shareholder's basis in the shares redeemed.

     Dividends from net investment income and distributions from realized short-term capital gains are taxable to the recipient shareholders as ordinary income, whether paid in cash or in additional Fund shares. In the case of corporate shareholders, the portion of the Fund's distributions attributable to dividends received by the Fund on its investments in common or preferred stock may be eligible for the dividends received deduction as long as certain requirements are satisfied by the shareholder. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Shareholders will be advised as to what portion of capital gains are to be treated as "long-term" rate gain with respect to the maximum tax rate for such gains (10% for noncorporate shareholders who are subject to the 15% marginal tax bracket for ordinary income). Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Fund is a series of Gabelli Equity Series Funds, Inc., (the "Corporation") which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

     There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

     The Fund sends semi-annual and audited annual reports to all of its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

     The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

SHAREHOLDER APPROVAL

     Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Investment Company Act of 1940 requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Fund or the Corporation at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

PERFORMANCE INFORMATION

     The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

INDEPENDENT AUDITORS

     Ernst & Young LLP has been appointed independent auditors for the Fund, and is located at 787 Seventh Ave., New York, NY 10019.

INFORMATION FOR SHAREHOLDERS

     All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554) or through the internet at http://www.gabelli.com.

     Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Fund has been informed that the Adviser and the Fund's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Adviser and the Fund's other service providers for services critical to the Fund's operations will not be completed by December 31, 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Fund or its service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors.

     Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Fund at this time, there may be costs or consequences having a material adverse impact on the Fund, its service providers and/or your account records. The Fund and the Adviser will continue to monitor developments relating to this issue.

     Upon request, Gabelli & Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

     This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or its Distributor.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Table of Fees and Expenses............    2
Financial Highlights..................    3
Investment Objective and Policies and
  Related Risk Factors................    3
Other Investment Techniques and
  Related Risk Factors................    5
Management of the Fund................   10
Distribution Plan.....................   11
Purchase of Shares....................   12
Redemption of Shares..................   14
Retirement Plans......................   16
Dividends, Distributions and Taxes....   16
General Information...................   17


No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof.


------------------------------------------------------

      The
      Gabelli
      Small Cap
      Growth
      Fund
                                   PROSPECTUS
                               DECEMBER 21, 1998
                              GABELLI FUNDS, INC.
                               INVESTMENT ADVISER

                            GABELLI & COMPANY, INC.
                                  DISTRIBUTOR
             ------------------------------------------------------